EXHIBIT 99.1

Part II

Item 6.	Selected Financial Data

The following selected financial data has been derived from the Company’s audited consolidated financial statements which have been updated as described in Item 8.01 of this Current Report on Form 8-K as well as from the Consolidated Financial Statements and Financial Statement Schedules included within Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Annual Report”), as updated by Exhibit 99.3 to this Current Report on Form 8-K. The statement of income data for the years ended December 31, 2007, 2006 and 2005 and the balance sheet data as of December 31, 2007 and 2006 have been derived from the Company’s audited financial statements included as Exhibit 99.3 to this Current Report on Form 8-K. The statement of income data for the years ended December 31, 2004 and 2003 and the balance sheet data as of December 31, 2005, 2004 and 2003 have been derived from the Company’s audited financial statements not included herein. The selected financial data set forth below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in the Company’s 2007 Annual Report, portions of which have been updated by Exhibit 99.2 to this Current Report on Form 8-K.

	Years Ended December 31,
	2007	2006	2005	2004	2003
	(In millions)

Statement of Income Data (1)
Revenues (2)(3):
Premiums	$22,985	$22,066	$20,990	$18,853	$17,928
Universal life and investment-type product policy fees	5,310	4,779	3,827	2,866	2,495
Net investment income	18,086	16,302	14,117	11,675	10,904
Other revenues	1,466	1,302	1,221	1,150	1,171
Net investment gains (losses)	(561)	(1,387)	(110)	115	(614)

Total revenues	47,286	43,062	40,045	34,659	31,884

Expenses (2)(3):
Policyholder benefits and claims	23,839	22,942	22,298	19,969	18,701
Interest credited to policyholder account balances	5,478	4,916	3,667	2,783	2,851
Policyholder dividends	1,726	1,700	1,680	1,665	1,731
Other expenses	10,458	9,565	8,281	6,853	6,405

Total expenses	41,501	39,123	35,926	31,270	29,688

Income from continuing operations before provision for income tax	5,785	3,939	4,119	3,389	2,196
Provision for income tax (2)	1,668	1,018	1,161	932	529

Income from continuing operations	4,117	2,921	2,958	2,457	1,667
Income from discontinued operations, net of income tax (2)	200	3,372	1,756	387	576

Income before cumulative effect of a change in accounting, net of income tax	4,317	6,293	4,714	2,844	2,243
Cumulative effect of a change in accounting, net of income tax (3)	—	—	—	(86)	(26)

Net income	4,317	6,293	4,714	2,758	2,217
Preferred stock dividends	137	134	63	—	—
Charge for conversion of company-obligated mandatorily redeemable securities of a subsidiary trust	—	—	—	—	21

Net income available to common shareholders	$4,180	$6,159	$4,651	$2,758	$2,196

	December 31,
	2007	2006	2005	2004	2003
	(In millions)

Balance Sheet Data (1)
Assets:
General account assets	$398,994	$383,746	$354,048	$270,327	$251,721
Separate account assets	160,142	144,349	127,855	86,755	75,743

Total assets (2)	$559,136	$528,095	$481,903	$357,082	$327,464

Liabilities:
Life and health policyholder liabilities (4)	$263,319	$253,913	$245,623	$183,368	$169,518
Property and casualty policyholder liabilities (4)	3,324	3,453	3,490	3,180	2,943
Short-term debt	667	1,449	1,414	1,445	3,642
Long-term debt	9,100	8,822	9,088	7,006	5,305
Collateral financing arrangements	4,882	—	—	—	—
Junior subordinated debt securities	4,075	3,381	2,134	—	—
Payables for collateral under securities loaned and other transactions	44,136	45,846	34,515	28,678	27,083
Other	34,312	33,084	28,683	23,826	22,081
Separate account liabilities	160,142	144,349	127,855	86,755	75,743

Total liabilities (2)	523,957	494,297	452,802	334,258	306,315

Stockholders’ Equity
Preferred stock, at par value	1	1	1	—	—
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	17,098	17,454	17,274	15,037	14,991
Retained earnings (5)	19,884	16,574	10,865	6,608	4,193
Treasury stock, at cost	(2,890)	(1,357)	(959)	(1,785)	(835)
Accumulated other comprehensive income (6)	1,078	1,118	1,912	2,956	2,792

Total stockholders’ equity	35,179	33,798	29,101	22,824	21,149

Total liabilities and stockholders’ equity	$559,136	$528,095	$481,903	$357,082	$327,464

	Years Ended December 31,
	2007	2006	2005	2004	2003
	(In millions, expect per share data)

Other Data (1)
Net income available to common shareholders	$4,180	$6,159	$4,651	$2,758	$2,196
Return on common equity (7)	13.0%	21.9%	18.5%	12.5%	11.4%
Return on common equity, excluding accumulated other comprehensive income	13.2%	22.6%	20.4%	14.4%	13.0%
EPS Data (1)
Income from Continuing Operations Available to Common Shareholders Per Common Share
Basic	$5.35	$3.66	$3.87	$3.27	$2.23
Diluted	$5.22	$3.62	$3.83	$3.25	$2.20
Income (Loss) from Discontinued Operations Per Common Share
Basic	$0.27	$4.43	$2.34	$0.52	$0.78
Diluted	$0.26	$4.38	$2.32	$0.50	$0.77
Cumulative Effect of a Change in Accounting Per Common Share (3)
Basic	$—	$—	$—	$(0.11)	$(0.04)
Diluted	$—	$—	$—	$(0.11)	$(0.04)
Net Income Available to Common Shareholders Per Common Share
Basic	$5.62	$8.09	$6.21	$3.67	$2.97
Diluted	$5.48	$7.99	$6.16	$3.65	$2.94
Dividends Declared Per Common Share	$0.74	$0.59	$0.52	$0.46	$0.23

(1)	On July 1, 2005, the Company acquired Travelers. The 2005 selected financial data includes total revenues and total expenses of $966 million and $577 million, respectively, from the date of the acquisition.

(2)	Discontinued Operations:

Real Estate

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”), income related to real estate sold or classified as held-for-sale for transactions initiated on or after January 1, 2002 is presented as discontinued operations. The following information presents the components of income from discontinued real estate operations:

	Years Ended December 31,
	2007	2006	2005	2004	2003
	(In millions)

Investment income	$61	$267	$431	$686	$756
Investment expense	(32)	(175)	(269)	(411)	(444)
Net investment gains (losses)	13	4,795	2,125	146	420

Total revenues	42	4,887	2,287	421	732
Interest expense	—	—	—	13	4
Provision for income tax	18	1,725	814	143	265

Income from discontinued operations, net of income tax	$24	$3,162	$1,473	$265	$463

Operations

In September 2007, September 2005 and January 2005, the Company sold its MetLife Insurance Limited (“MetLife Australia”) annuities and pension businesses, P.T. Sejahtera (“MetLife Indonesia”) and SSRM Holdings, Inc. (“SSRM”), respectively. In accordance with SFAS 144, the assets, liabilities and operations of MetLife Indonesia, SSRM and MetLife Australia have been reclassified into discontinued operations for all years presented. The following tables present these discontinued operations:

	Years Ended December 31,
	2007	2006	2005	2004	2003
	(In millions)

Revenues	$71	$100	$74	$333	$235
Expenses	58	89	89	310	206

Income before provision for income tax	13	11	(15)	23	29
Provision for income tax	4	3	(2)	13	13

Income (loss) from discontinued operations, net of income tax	9	8	(13)	10	16

Net investment gains, net of income tax	10	52	182	—	—

Income from discontinued operations, net of income tax	$19	$60	$169	$10	$16

	December 31,
	2006	2005	2004	2003
	(In millions)

General account assets	$1,563	$1,621	$410	$210

Total assets	$1,563	$1,621	$410	$210

Life and health policyholder liabilities(4)	$1,595	$1,622	$24	$17
Short-term debt	—	—	19	—
Other	—	—	225	73

Total liabilities	$1,595	$1,622	$268	$90

On September 12, 2008, the Company completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated (‘‘RGA”), as described in Item 8.01 of this Current Report on Form 8-K, as well as in the Consolidated Financial Statements and Financial Statement Schedules included within Item 8 of Part II of the 2007 Annual Report, as updated by Exhibit 99.3 of this Current Report on Form 8-K. In accordance with SFAS 144, the assets, liabilities and operations of RGA have been reclassified into discontinued operations for all years presented. The following tables present these discontinued operations:

	Years Ended December 31,
	2007	2006	2005	2004	2003
	(In millions)

Revenues	$5,895	$5,195	$4,567	$3,984	$3,163
Expenses	5,477	4,971	4,417	3,876	3,077

Income before provision for income tax	418	224	150	108	86
Provision for income tax	146	79	50	35	29

Income from discontinued operations, net of income tax	272	145	100	73	57

Net investment (losses) gains, net of income tax	(115)	5	14	39	40

Income from discontinued operations, net of income tax	$157	$150	$114	$112	$97

	December 31,
	2007	2006	2005	2004	2003
	(In millions)

General account assets	$22,020	$19,435	$16,617	$14,552	$12,622

Total assets	$22,037	$19,451	$16,631	$14,566	$12,635

Life and health policyholder liabilities(4)	15,113	13,332	11,751	10,464	8,983
Long-term debt	528	307	401	406	399
Other	4,317	3,929	2,729	2,084	1,798

Total liabilities	$19,958	$17,568	$14,881	$12,954	$11,180

(3)	The cumulative effect of a change in accounting, net of income tax, of $86 million for the year ended December 31, 2004, resulted from the adoption of Statement of Position (“SOP”) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The cumulative effect of a change in accounting, net of income tax, of $26 million for the year ended December 31, 2003, resulted from the adoption of SFAS No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(4)	Policyholder liabilities include future policy benefits, other policyholder funds and bank deposits. The life and health policyholder liabilities also include policyholder account balances, policyholder dividends payable and the policyholder dividend obligation.

(5)	The cumulative effect of changes in accounting, net of income tax, of $329 million, which decreased retained earnings at January 1, 2007, resulted from $292 million related to the adoption of SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts, and $37 million related to the adoption of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — An Interpretation of FASB Statement No. 109.

(6)	The cumulative effect of a change in accounting, net of income tax, of $744 million resulted from the adoption of SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, and decreased accumulated other comprehensive income at December 31, 2006.

(7)	Return on common equity is defined as net income available to common shareholders divided by average common stockholders’ equity.